Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended December 31, 2012		As Adjusted Quarter Ended December 31, 2012	As reported Quarter Ended September 30, 2012		As adjusted Quarter Ended September 30, 2012	As reported Quarter Ended December 31, 2011		As adjusted Quarter Ended December 31, 2011
		Adjustments			Adjustments			Adjustments
Net sales	$458.7		$458.7	$467.8		$467.8	$312.2		$312.2
Operating costs and expenses:
Cost of sales	360.6		360.6	369.3		369.3	290.9		290.9
Depreciation and amortization	18.0		18.0	18.9		18.9	17.7		17.7
Selling and administrative	36.8		36.8	30.6		30.6	28.3		28.3
Loss on sale or impairment of long-lived assets, net	0.4	(0.4)	—	4.3	(4.3)	—	0.9	(0.9)	—
Other operating credits and charges, net	(4.1)	4.1	—	1.2	(1.2)	—	—	—	—
Total operating costs and expenses	411.7		415.4	424.3		418.8	337.8		336.9
Income (loss) from operations	47.0		43.3	43.5		49.0	(25.6)		(24.7)
Non-operating income (expense):
Interest expense, net of capitalized interest	(12.9)	2.7	(10.2)	(10.7)		(10.7)	(14.3)		(14.3)
Investment income	3.1		3.1	4.1		4.1	4.5	—	4.5
Other non-operating items	19.6	(20.0)	(0.4)	0.4		0.4	(14.2)	14.8	0.6
Total non-operating income (expense)	9.8		(7.5)	(6.2)		(6.2)	(24.0)		(9.2)
Income (loss) from continuing operations before taxes and equity in income (losses) of unconsolidated affiliates	56.8		35.8	37.3		42.8	(49.6)		(33.9)
Provision (benefit) for income taxes	12.0	(12.0)	—	7.9	(7.9)	—	(3.0)	3.0	—
"Normalized" tax rate @ 35%	—	14.0	14.0	—	15.7	15.7	—	(15.4)	(15.4)
Equity in (income) loss of unconsolidated affiliates	(4.3)		(4.3)	(2.0)		(2.0)	10.2		10.2
Income (loss) from continuing operations	49.1		26.1	31.4		29.1	(56.8)		(28.7)
Loss from discontinued operations before taxes	(3.8)		(3.8)	(0.2)		(0.2)	0.2		0.2
Provision (benefit) for income taxes	(0.8)		(0.8)	(0.1)		(0.1)	0.6		0.6
Loss from discontinued operations	(3.0)		(3.0)	(0.1)		(0.1)	(0.4)		(0.4)
Net income (loss)	46.1		23.1	31.3		29.0	(57.2)		(29.1)
Less: Net income attributed to non-controlling interest	—		—	—		—	—		—
Income (loss) attributed to Louisiana-Pacific Corporation	$46.1		$23.1	$31.3		$29.0	$(57.2)		$(29.1)
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.35		$0.19	$0.23		$0.21	$(0.42)		$(0.21)
Loss from discontinued operations	(0.02)		(0.02)	—		—	—		—
Net income (loss) per share	$0.33		$0.17	$0.23		$0.21	$(0.42)		$(0.21)
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.34		$0.18	$0.22		$0.20	$(0.42)		$(0.21)
Loss from discontinued operations	(0.02)		(0.02)	—		—	—		—
Net income (loss) per share	$0.32		$0.16	$0.22		$0.20	$(0.42)		$(0.21)

Average shares of stock outstanding - basic	138.6		138.6	137.1		137.1	136.3		136.3
Average shares of stock outstanding - diluted	143.3		143.3	142.6		142.6	136.3		136.3
Amounts attributed to LP Corporation common shareholders
Income (loss) from continuing operations, net of tax	$49.1		$26.1	$31.4		$29.1	$(56.8)		$(28.7)
Loss from discontinued operations, net of tax	(3.0)		(3.0)	(0.1)		(0.1)	(0.4)		(0.4)
	$46.1		$23.1	$31.3		$29.0	$(57.2)		$(29.1)

	As Reported Year Ended December 31, 2012		As Adjusted Year Ended December 31, 2012	As Reported Year Ended December 31, 2011		As Adjusted Year Ended December 31, 2011
		Adjustments			Adjustments
Net sales	$1,715.8		$1,715.8	$1,356.9		$1,356.9
Operating costs and expenses:
Cost of sales	1,403.1		1,403.1	1,244.2		1,244.2
Depreciation and amortization	73.9		73.9	78.9		78.9
Selling and administrative	129.4		129.4	111.2		111.2
Loss on sale or impairment of long-lived assets, net	4.9	(4.9)	—	73.9	(73.9)	—
Other operating credits and charges, net	(2.9)	2.9	—	(11.2)	11.2	—
Total operating costs and expenses	1,608.4		1,606.4	1,497.0		1,434.3
Income (loss) from operations	107.4		109.4	(140.1)		(77.4)
Non-operating income (expense):
Interest expense, net of capitalized interest	(49.3)	2.0	(47.3)	(56.9)		(56.9)
Investment income	14.8		14.8	13.5	—	13.5
Early debt extinguishment	(52.2)	52.2	—	—		—
Other non-operating items	17.3	(20.0)	(2.7)	(0.6)	(0.4)	(1.0)
Total non-operating income (expense)	(69.4)		(35.2)	(44.0)		(44.4)
Income (loss )from continuing operations before taxes and equity in (income) loss of unconsolidated affiliates	38.0		74.2	(184.1)		(121.8)
Provision (benefit) for income taxes	7.6	(7.6)	—	(39.1)	39.1	—
"Normalized" tax rate @ 35%	—	26.6	26.6	—	(52.0)	(52.0)
Equity in (income) loss of unconsolidated affiliates	(1.7)		(1.7)	26.9		26.9
Income (loss) from continuing operations	32.1		49.3	(171.9)		(96.7)
Loss from discontinued operations before taxes	(4.3)		(4.3)	(14.2)		(14.2)
Benefit for income taxes	(1.0)		(1.0)	(5.0)		(5.0)
Loss from discontinued operations	(3.3)		(3.3)	(9.2)		(9.2)
Net income (loss)	28.8		46.0	(181.1)		(105.9)
Less: Net income attributed to non-controlling interest	—		—	0.2		0.2
Income (loss) attributed to Louisiana-Pacific Corporation	$28.8		$46.0	$(181.3)		$(106.1)
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.23		$0.36	$(1.29)		$(0.73)
Loss from discontinued operations	(0.02)		(0.02)	(0.07)		(0.07)
Net income (loss) per share	$0.21		$0.34	$(1.36)		$(0.80)

Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.22		$0.35	$(1.29)		$(0.73)
Loss from discontinued operations	(0.02)		(0.02)	(0.07)		(0.07)
Net income (loss) per share	$0.20		$0.33	$(1.36)		$(0.80)

Average shares of stock outstanding - basic	137.1		137.1	133.2		133.2
Average shares of stock outstanding - diluted	142.6		142.6	133.2		133.2

Amounts attributed to LP Corporation common shareholders
Income (loss) from continuing operations, net of tax	$32.1		$49.3	$(171.9)		$(96.9)
Loss from discontinued operations, net of tax	(3.3)		(3.3)	(9.2)		(9.2)
	$28.8		46.0	$(181.1)		$(106.1)